SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 26, 1998




                        CRESTAR STUDENT LOAN TRUST 1997-1
             (Issuer in respect of the Crestar Student Loan Trust
                 1997-1 Student Loan Asset-Backed Notes) (Exact name of registrant as specified in its charter)




           Delaware                   333-35825-01        54-1872152
(State or other jurisdiction of       (Commission         (IRS Employer
        incorporation)                File Number)      Identification No.)



919 East Main Street, Richmond, Virginia                       23219
   (Address of principal executive offices)                  (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 343-9400



                    The exhibit index is located on page 3.


Item 5              Other Events.

                    On January 26, 1998 the Crestar Student Loan Trust 1997-1 made its monthly distribution of funds to holders of the Trust's Student Loan Asset Backed Notes and distributed the Statement to Noteholders filed herewith as an Exhibit to this Form 8-K, to the Noteholders of record.

Item 7 (c)          Exhibits.

                    The following are filed as exhibits to this Report under
Exhibit 99.1:

                    Crestar Student Loan Trust 1997-1 Statement to Noteholders for the Distribution Date of January 26, 1998.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of Crestar Student Loan Trust 1997-1 by the undersigned thereunto duly authorized.


                            CRESTAR STUDENT LOAN TRUST 1997-1

                            By: CRESTAR BANK, as Administrator and Master Servicer and on behalf of
                                   Crestar Student Loan Trust 1997-1




                                             By:     /s/ Mark Smith
                                             ---------------------------
                                                    Mark Smith
                                                    Senior Vice President


Date:  January 26, 1998

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     99.1 Crestar Student Loan Trust 1997-1 Statement to Noteholders for the Distribution Date of January 26, 1998.